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                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

  KNOW ALL BY ME THESE PRESENTS THAT EACH OF THE UNDERSIGNED DOES HEREBY NOMINATE, CONSTITUTE AND APPOINT LYNN CHIPPERFIELD AND DAVID P. HOWARD, OR EITHER OF THEM, AS HIS AGENT AND ATTORNEY-IN-FACT, IN HIS NAME TO EXECUTE ON BEHALF OF THE UNDERSIGNED A REGISTRATION STATEMENT ON FORM S-3 (THE "REGISTRATION STATEMENT") TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") IN CONNECTION WITH THE REGISTRATION UNDER THE ACT OF SHARES OF COMMON STOCK OF THE COMPANY TO BE SOLD BY CERTAIN OF ITS STOCKHOLDERS AND A REGISTRATION STATEMENT ON FORM S-3 PURSUANT TO RULE 462(B) UNDER THE ACT (TOGETHER WITH THE REGISTRATION STATEMENT THE "REGISTRATION STATEMENTS"), THAT MAY BE FILED WITH THE COMMISSION UNDER THE ACT IN CONNECTION WITH THE REGISTRATION STATEMENT, THE AUTHORITY HEREIN GIVEN TO INCLUDE EXECUTION OF AMENDMENTS OF ANY PART OF SUCH REGISTRATION STATEMENTS AND GENERALLY TO DO AND PERFORM ALL THINGS NECESSARY TO BE DONE IN THE PREMISES AS FULLY AND EFFECTIVELY IN ALL RESPECTS AS THE UNDERSIGNED COULD DO IF PERSONALLY PRESENT.

  IN WITNESS WHEREOF THIS POWER OF ATTORNEY HAS BEEN EXECUTED IN COUNTERPARTS BY INDIVIDUALS LISTED BELOW AS OF THE 27TH DAY OF MAY, 1997.

          /s/ Leon D. Black                       /s/ Donald E. Lasater
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            LEON D. BLACK                           DONALD E. LASATER

        /s/ Michael S. Gross                       /s/ Lee M. Liberman
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          MICHAEL S. GROSS                           LEE M. LIBERMAN

         /s/ John J. Hannan                       /s/ Richard B. Loynd
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           JOHN J. HANNAN                           RICHARD B. LOYND

        /s/ Joshua J. Harris                        /s/ Marc J. Rowan
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          JOSHUA J. HARRIS                            MARC J. ROWAN

         /s/ Bruce A. Karsh                         /s/ John J. Ryan
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           BRUCE A. KARSH                             JOHN J. RYAN

    /s/ Wilbert G. Holliman, Jr.                  /s/ Michael D. Weiner
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      WILBERT G. HOLLIMAN, JR.                      MICHAEL D. WEINER

         /s/ John H. Kissick
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           JOHN H. KISSICK